                                                                     EXHIBIT 4.2


[NUMBER A-2]                                                    [SHARES 350,000]


                                  NETZEE, INC.

                     INCORPORATED UNDER THE LAWS OF GEORGIA

     AUTHORIZED 500,000 SHARES OF SERIES A 8% CONVERTIBLE PREFERRED STOCK,
                               WITHOUT PAR VALUE

THIS CERTIFIES THAT Bruce R. Gall & Associates, Inc., f/k/a DPSC Software, Inc. is the owner of Three hundred fifty Thousand fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

DATED  December 15, 1999
     ---------------------------

/s/                                           /s/
-------------------------                     -----------------------------
    Secretary                                     Chairman of the Board

                                     [SEAL]
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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND THE SECURITIES REGULATORY AUTHORITIES OF APPLICABLE STATES OR UNLESS AN EXEMPTION FROM SUCH SECURITIES LAWS IS AVAILABLE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT DATED DECEMBER 15, 1999 BETWEEN THE HOLDER HEREOF, BRUCE R. GALL & ASSOCIATES, INC., AND NETZEE, INC. COPIES OF THE REGISTRATION RIGHTS AGREEMENT MAY BE OBTAINED AT THE PRINCIPAL EXECUTIVE OFFICES OF NETZEE, INC.





     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

     TEN COM   - as tenants in common                                UNIF GIFT MIN ACT - ............Custodian............(Minor)
     TEN ENT   - as tenants by the entireties                         Under Uniform Gifts to Minors Act...................(State)
     JT TEN    - as joint tenants with right of survivorship
                 and not as tenants in common


                                                                                 PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                                                     IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto     --------------------------------------
                                                                                |                                      |
                                                                                |                                      |
----------------------------------------------------------------------------     --------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                                                                 Shares
-----------------------------------------------------------------------------------------------------------------

represented by the within Certificate, and hereby irrevocably constitutes and appoints
                                                                                      ---------------------------------

                                                                                          Attorney to transfer the said
-----------------------------------------------------------------------------------------

shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------------------
                          In presence of -                            -------------------------------------------------


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


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.